UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street
Boston,	Massachusetts	02114
(Address of principal executive offices, including zip code)
(617) 247-1717
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 13, 2024, Rapid7, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.
At the Annual Meeting, the Company's stockholders voted on the following three proposals: (i) to elect the eight nominees for director to hold office until the 2025 Annual Meeting of Stockholders (“Proposal 1”), (ii) to ratify the selection by the Audit Committee of the Company’s board of directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024 (“Proposal 2”), and (iii) to approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 19, 2024 (“Proposal 3”). The final results of the voting on each proposal are set forth below.
Proposal 1 - Election of Directors

The Company’s stockholders approved Proposal 1. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Berry	49,952,779	1,646,626	5,143,032
Marc Brown	51,088,550	510,855	5,143,032
Judy Bruner	50,367,040	1,232,365	5,143,032
Ben Holzman	45,819,888	5,779,517	5,143,032
J. Benjamin Nye	49,543,777	2,055,628	5,143,032
Tom Schodorf	51,080,435	518,970	5,143,032
Reeny Sondhi	50,096,729	1,502,676	5,143,032
Corey Thomas	49,596,209	2,003,196	5,143,032

There were no abstentions with respect to Proposal 1.

Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of Directors of KPMG LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2024

The Company’s stockholders approved Proposal 2. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,665,192	1,037,921	39,324	—

Proposal 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,346,815	1,886,517	366,073	5,143,032

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: June 17, 2024	By:	/s/ Tim Adams
Tim Adams
Chief Financial Officer